SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 7, 2005

                           ONSTREAM MEDIA CORPORATION
                           ---------------------------
             (Exact name of registrant as specified in its charter)

                                     Florida
                 (State or Other Jurisdiction of Incorporation)

        000-22849                                      65-0420146
   -------------------                              -----------------
 (Commission File Number)                  (IRS Employer Identification Number)

                 1291 SW 29 Avenue, Pompano Beach, Florida 33069
                ------------------------------------------------
                   (Address of executive offices and Zip Code)

                                  (954)917-6655
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
                                 ---------------
          (Former name or former address, if changed since last report)

      Check the appropriate box below if the Form 8-K filing is intended to satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CRF 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 133-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

      On July 7, 2005, Onstream Media Corporation's Board of Directors approved a stock grant of $24,000 to Bradford Tyler, constituting final approval needed to implement the Plan of Compensation Package Offer agreement between the Company and Mr. Tyler. This agreement calls for him to serve as the Company's Chief Technology Officer at a base salary of $96,000 per year, with an effective date of June 1, 2005.

      As indicated in the agreement, Mr. Tyler's employment is subject to mutual consent by the Company and himself and both the Company and he have the right to terminate the employment relationship at any time, with or without cause, with or without advance notice, for any reason or no reason at all.

      A copy of the Plan of Compensation Package Offer agreement with Mr. Tyler, which is incorporated herein by reference, is attached to this Current Report on Form 8-K as Exhibit 10.1.


Item 8.01 Other Events

      On July 7, 2005 Onstream Media Corporation issued a press release discussing the Company's hiring of Bradford Tyler as its Chief Technology Officer. The press release also discussed the Company's hire of two other individuals who like Mr. Tyler were formerly employed by Science Applications International Corporation (SAIC). A copy of the press release, which is incorporated herein by reference, is attached to this Current Report on Form 8-K as Exhibit 99.1.


Item 9.01 Financial Statements and Exhibits.

(c)   Exhibits.

Exhibit No.                                 Description

10.1 Plan of Compensation Package Offer agreement between Onstream Media Corporation and Bradford Tyler, effective June 1, 2005.

99.1              Press release dated July 7, 2005.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            ONSTREAM MEDIA CORPORATION

                                            By: /s/ Randy S. Selman
                                                -------------------
                                                Randy S. Selman, CEO
July 11, 2005